Exhibit 10.1

                             AFP IMAGING CORPORATION

                             Subscription Agreement


AFP Imaging Corporation
250 Clearbrook Road
Elmsford, New York  10523


Dear Sirs and Madams:

             Based upon the representations and warranties of AFP Imaging Corporation, a New York corporation (the "Company"), to the extent and as set forth in Article 1 below, and subject to the other terms and conditions hereinafter provided, the undersigned hereby irrevocably subscribes (the "Subscription") to purchase the number of shares (each, a "Share") of the common stock, par value $.01 per share (the "Common Stock") of the Company set forth in the Execution Section of this Agreement, at a per Share purchase price (the "Subscription Price") equal to $1.80 per Share, pursuant to and in accordance with the terms set forth in the Private Placement Memorandum of the Company, dated April 18, 2006 (as such may be amended or supplemented, the "Memorandum") and hereby tenders in full the aggregate Subscription Price for the Shares in one of the permitted forms of payment as set forth in the Memorandum. The undersigned has been advised, and the Subscription is being made based upon such advice, that (a) the Company is offering (the "Private Placement") for sale pursuant to the Memorandum shares (collectively, the "Private Placement Shares") of Common Stock, including the Shares, on an "any or none, best efforts, no minimum, $5 million aggregate Subscription Price maximum" basis, (b) the Private Placement Shares are being offered for a period (the "Offering Period") commencing on the date of the Memorandum and terminating 21 days thereafter, (c) the Offering Period may be extended, at the discretion of the Company and Gabelli & Company, Inc., the placement agent for the Private Placement (in such capacity, the "Placement Agent"), for an additional 30 days (the "Extension Period"), (d) all subscription proceeds of the Private Placement, including the funds representing the aggregate Subscription Price subject to the Subscription, will be deposited in a non-interest bearing escrow account (the "Escrow Account") maintained by the attorneys for Gabelli & Company, Kramer Leven Naftalis & Frankel LLP, as escrow agent (in such capacity, the "Escrow Agent"), at CitiBank, NA in the name of "Kramer Levin Naftalis & Frankel LLP IOLA Account," (e) the minimum subscription for Private Placement Shares is $10,000, although the Company reserves the right to accept subscriptions for less than $10,000, (f) the Private Placement will terminate upon the earlier of (i) the close of business on the last day of the Offering Period, unless the Private Placement is extended by the Company and the Placement Agent, in their sole discretion, for the Extension Period, and, in such an event, the close of business on the last day of the Extension Period, (ii) the acceptance by the Company of subscriptions for Private Placement Shares in the aggregate Subscription Price of $5 million or (iii) such earlier date as may be determined by the Company and the Placement Agent, in their sole discretion, and (g) (i) the event that (A) the Private Placement is withdrawn pursuant to Section 3 hereof or (B) the Subscription is rejected for any reason whatsoever, then the


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Subscription and this Subscription Agreement shall automatically become null and void, except that the aggregate Subscription Price subject to the Subscription shall be promptly returned to the undersigned, without interest or deduction, and (ii) in all other events, on the date (the "Closing Date") on which the Shares are sold and issued by the Company, the funds representing the aggregate Subscription Price subject to the Subscription, to the extent the Subscription is accepted by the Company, and the funds representing subscriptions made by others whose subscriptions to purchase Private Placement Shares pursuant to the Private Placement are accepted by the Company on the Closing Date, shall be released from the Escrow Account to the Company. It is further understood, and by the Company's acceptance of the Subscription the Company is deemed to have agreed, that the Company and Placement Agent will designate the Closing Date for the closing (the "Closing") of the Private Placement. On the Closing Date, the subscription funds for the aggregate Subscription Price for the Private
Placement Shares subscribed for by the investors and accepted by the Company on the Closing Date will become available for use by the Company, net of amounts payable to the Placement Agent as its fees and reimbursement of expenses with respect to the subscriptions accepted at the Closing; provided, however, that the Company may not accept subscriptions to purchase Private Placement Shares for an aggregate Subscription Price exceeding $5 million at the Closing.

             The Subscription is subject to and is made pursuant to the following terms and conditions:

1. Representations, Warranties and Covenants of the Company. By its acceptance of this Subscription Agreement, the Company shall be deemed to represent and warrant to and covenant with the undersigned as follows:

         (a) Corporate Status. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York,
(ii) has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by the Company and to carry on the business of the Company, as it is now being conducted, and (iii) is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the character of the properties owned or leased by the Company and/or the nature of the activities conducted by the Company makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not prevent the Company from performing any of its material obligations under this Subscription Agreement and would not have a material adverse effect on the business, operations, prospects or financial condition of the Company (each, a "Material Adverse Effect");

         (b) Authority of Agreement. The Company has the power and authority to accept the Subscription and to execute and deliver this Subscription Agreement and, upon acceptance by the Company (in whole or part), to carry out its obligations under this Subscription Agreement; and the execution, delivery and performance by the Company of this Subscription Agreement and the consummation of the transactions contemplated by this Subscription Agreement have been duly authorized by all necessary corporate action on the part of the Company and this Subscription Agreement, upon acceptance by the Company (in whole or part), constitutes the valid and legally binding obligations of the Company enforceable


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against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies; the Shares to be issued hereunder will be duly authorized, validly issued fully paid and non-assessable;

         (c) Consents and Approvals; No Conflict.

                  (i) The acceptance, execution and delivery of this Subscription Agreement by the Company does not, and the performance by the Company of its obligations under this Subscription Agreement, upon acceptance by the Company (in whole or part), will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, other than in connection with state securities or "blue sky" laws, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the Company from performing any of its material obligations under this Subscription Agreement and would not have a Material Adverse Effect on the Company; and

                  (ii) The acceptance, execution, delivery and performance of this Subscription Agreement by the Company and the other agreements and documents to be executed, delivered and performed by the Company pursuant to this Subscription Agreement and the consummation of the transactions contemplated by this Subscription Agreement and such other agreements and documents by the Company do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the Certificate of Incorporation or By-laws of the Company or, except as would not prevent the Company from performing any of its material obligations under this Subscription Agreement and would not have a Material Adverse Effect on the Company, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Company or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Company is a party or by which any of such assets or properties is bound;

         (d) Absence of Litigation. No claim, action, proceeding or investigation is pending which seeks to delay or prevent the consummation of the transactions contemplated by this Subscription Agreement or which would be reasonably likely to adversely affect the Company's ability to consummate the transactions contemplated by this Subscription Agreement or which would have a Material Adverse Effect on the Company, except as disclosed in the SEC Reports (as such term is defined below);

         (e) Extent of Private Placement. Subject in part to the truth and accuracy of the undersigned's representations set forth in Section 2 of this Subscription Agreement and the compliance by all agents of the Company with Rule


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503(c) of Regulation D ("Regulation D") promulgated under the Securities Act of
1933, as amended (the "Securities Act"), the offer, sale and issuance of the Private Placement Shares, as contemplated by this Subscription Agreement and the Memorandum, are exempt from the registration requirements of the Securities Act and are exempt or the Company has complied with registration requirements of each state where the Private Placement Shares are offered or sold, and the Company will not take any action hereafter that would cause the loss of such exemption or registration;

         (f) Accuracy of Reports and Information. The Company is in full compliance, to the extent applicable, with all reporting obligations under
Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); the Company has registered the Common Stock pursuant to
Section 12 of the Exchange Act and the has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act, for a period of at least twelve months immediately preceding the Memorandum;

         (g) SEC Filings/Full Disclosure. None of the Company's filings with the Securities and Exchange Commission (the "Commission") since July 1, 2004 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company has, since July 1, 2004, timely filed all requisite forms, reports and exhibits thereto with the Commission; and the Company's Annual Report on Form 10-K for the year ended June 30, 2005 and Quarterly Reports on Forms 10-Q for the quarters ended September 30, 2005 and December 31, 2005 filed by the Company with the Commission, including exhibits thereto (collectively, the "SEC Reports") did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; true and correct conformed copies of the SEC Reports (minus exhibits) have been attached as Exhibits B-1, B-2, and B-3 to the Memorandum, and there is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the undersigned which could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Subscription Agreement;

         (h) Absence of Undisclosed Liabilities. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the financial statements included in the SEC Reports (collectively, the "Financial Statements") or as incurred in the ordinary course of business after the date of the Financial Statements;

         (i) Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Subscription Agreement, or the offer, sale or issuance of the Private Placement Shares, or the consummation of any other transaction contemplated by this Subscription Agreement, except the filing with the Commission of a registration statement on an appropriate form for the purpose of registering for resale the Private Placement Shares and any state securities laws filings or registrations;


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         (j) Intellectual Property Rights. Except as disclosed in the SEC
Reports, the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein; and, to the Company's knowledge, neither the Company nor its products and services are infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a Material Adverse Effect on the Company;

         (k) Material Contracts. Except as set forth in the SEC Reports or disclosed to the undersigned, the agreements to which the Company is a party described in the SEC Reports are valid agreements, in full force and effect, the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements;

         (l) Title to Assets. Except as set forth in SEC Reports, the Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company;

         (m) Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the SEC Reports;

         (n) Required Governmental Permits. The Company is in possession of and operating in compliance with all authorizations, licences, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect;

         (o) No Issuances Since December 31, 2005. Since December 31, 2005 and through the date of the Memorandum, the Company has not issued any shares of Common Stock; and, as of the date of the Memorandum, the Company has 9,568,217 shares of Common Stock issued and outstanding; and

         (p) Use of Proceeds. The Company represents that the net proceeds from the Private Placement are anticipated to be used for the purposes set forth in the Memorandum.

2. Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents, warrants and acknowledges to and covenants and agrees with the Company as follows:

         (a) Status. If the undersigned is a corporation or other entity, the undersigned is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with


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full power and authority to execute, deliver and perform undersigned's obligations under this Subscription Agreement; and, if the undersigned is an individual or are individuals, the undersigned has legal capacity to execute, deliver and perform his, her or their obligations under this Subscription Agreement;

         (b) Authority for Agreements. The undersigned has the power and authority to execute and deliver this Subscription Agreement and to carry out the undersigned's obligations hereunder; and the execution, delivery and performance by the undersigned of this Subscription Agreement and the consummation of the transactions contemplated by this Subscription Agreement have been duly authorized by all necessary action on the part of the undersigned and this Subscription Agreement constitutes the valid and legally binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies;

         (c) Consents and Approvals, No Conflicts.

                  (i) The execution and delivery of this Subscription Agreement by the undersigned do not, and the performance by the undersigned of undersigned's obligations under this Subscription Agreement will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the undersigned from performing any of undersigned's material obligations under this Subscription Agreement; and

                  (ii) The execution, delivery and performance of this Subscription Agreement by the undersigned and the other agreements and agreements to be executed, delivered and performed by the undersigned pursuant to this Subscription Agreement and the consummation of the transactions contemplated by this Subscription Agreement and such other agreements and documents by the undersigned do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the Certificate of Incorporation or By-laws of the undersigned (if the undersigned is a corporation), any other organizational instrument (if the undersigned is a legal entity other than a corporation), or, except as would not prevent the undersigned from performing any of undersigned's material obligations under this Subscription Agreement and would not have a material adverse effect on the undersigned, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the undersigned or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of the undersigned pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the undersigned is a party or by which any of such assets or properties is bound;


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         (d) Investment Intent. The undersigned is acquiring the Shares for the undersigned's own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or blue-sky laws;

         (e) Investor Status. The undersigned is an accredited investor as such term is defined under Regulation D promulgated pursuant to the Securities Act ("Regulation D") for the reason(s) as set forth in the Execution Section of this Subscription Agreement and all of the representations and warranties of the undersigned set forth in this Subscription Agreement, are correct and complete as of the date of this Subscription Agreement, shall be true and correct as of the Closing Date and shall survive the closing of the purchase of the Shares; and, if there should by any material change in such information prior to the sale to the undersigned of the Shares, the undersigned will immediately furnish such revised or corrected information to the Company;

         (f) Intent to Transfer. The undersigned is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares or any part or interest in the Shares to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;

         (g) Receipt of Disclosures. The undersigned acknowledges receipt of the Memorandum, which includes, as exhibits thereto, copies of the SEC Reports; and the undersigned has read the Memorandum, including all exhibits thereto, and understands the contents of the Memorandum and such exhibits;

         (h) Private Placement Exempt from Registration; Company's Reliance.

                  (i) The Company has advised the undersigned that the Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration;

                  (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the undersigned's representations contained in this Subscription Agreement;

                  (iii) As a result of such lack of registration, the Shares may not be resold or otherwise transferred or disposed without registration pursuant to or an exemption therefrom available under the Securities Act and such state securities laws; and

                  (iv) In furtherance of the provisions of this Section 2(h), each certificate representing any of the Shares shall bear a restrictive legend substantially in the following form:

         "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW


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         TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED,
         HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS;"

         (i) Sophistication of the Undersigned. The undersigned has evaluated the merits and risks of purchasing the Shares and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Shares, and is able to bear the economic risk of purchasing the Shares, including the possibility of a complete economic loss with respect to such purchase;

         (j) Access to Information. The undersigned has had access to such information regarding the business and finances of the Company, Private Placement and Shares, the receipt and careful reading of which is hereby acknowledged by the undersigned, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Subscription Agreement and/or concerned with the operation of the Company, including, without limitation, pursuant to a meeting and/or discussions with management of the Company;

         (k) No Guarantees. That it never has been represented, guaranteed or warranted to the undersigned by the Company, or any of its officers, directors, agents, representatives or employees, or any other person, including the Placement Agent, expressly or by implication, that:

                  (i) Any gain will be realized by the undersigned from the undersigned's investment in the Shares;

                  (ii) That there will be any approximate or exact length of time that the undersigned will be required to remain as a holder of the Shares; or

                  (iii) That the past performance or experience on the part of the Company, its predecessors or of any other person, will in any way indicate any future results of the Company;

         (l) No Other Representations, Warranties, Covenants or Agreements of the Company. Except as set forth in this Subscription Agreement, the Memorandum or the documents referred to in this Subscription Agreement or the Memorandum, the Company has not made any representation, warranty, covenant or agreement with respect to the matters contained herein;


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         (m) High Degree of Investment Risk. The undersigned acknowledges that the purchase of the Shares involves a high degree of risk and may result in a loss of the entire amount invested; that the Company has limited working capital and limited sources of financing available; that there is no assurance that the Company's operations will be profitable in the future; and that there is no assurance that a public market for shares of Common Stock will continue to exist;

         (n) State of Residence or Principal Place of Business. The state of residence or state of incorporation and principal place of business as set forth in the Execution Section of this Subscription Agreement is the undersigned's true and correct state of residence (if an individual) or state of incorporation or organization and state of principal place of business (if a corporation or other non-individual entity), and the undersigned has no present intention of becoming a resident, or reincorporating or relocating its principal place of business to, of any other country, state or jurisdiction;

         (o) No Purchaser Representative. The undersigned has not authorized any person or institution to act as the undersigned's "purchaser representative" (as such term is defined in Rule 501 of Regulation D) in connection with the tendering of the Subscription;

         (p) No General Solicitation. The undersigned has not received any general solicitation or general advertising regarding the purchase of any of the Shares;

         (q) No Finder. There is no finder in connection with this transaction; and

         (r) No Insider Trading. The undersigned will not engage in any transaction with respect to securities of the Company at any time if, at the time of such transaction, the undersigned is aware of any material non-public information relating to the Company or its securities.

3. Acceptance or Rejection of Subscription; Company Withdrawal of Offer. It is understood and agreed that this Subscription Agreement is made subject to the following terms and conditions:

         (a) The Company shall have the right to accept or reject the Subscription and this Subscription Agreement, in whole or in part, for any reason, including, but not limited to, ineligibility of the undersigned under the applicable Federal, state or foreign securities laws, for any other reason, or for no reason;

         (b) If the Subscription is rejected, in whole or part, (i) any funds representing the aggregate Subscription Price subject to the Subscription previously tendered will be returned to the undersigned without interest or penalty, (ii) the undersigned will have no further liability to the Company in connection with the Private Placement and (iii) the Company will have no further liability to the undersigned;


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         (c) If the Subscription is accepted in part and rejected in part, the undersigned will be so notified, at which time the excess aggregate Subscription Price subject to the Subscription previously tendered shall promptly be returned to the undersigned without interest or penalty;

         (d) If the Private Placement is withdrawn for any reason whatsoever,
(i) the undersigned will promptly receive a full refund of the aggregate Subscription Price subject to the Subscription without interest or penalty, (ii) the undersigned will have no further liability to the Company in connection with the Private Placement and (iii) the Company will have no further liability to the undersigned.

4.       Registration Rights.

         (a) Defined Terms. As used in this Article 4, terms defined elsewhere in this Subscription Agreement shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

                  (i) Registerable Securities. The term "Registerable Securities" shall mean any of the Shares and any shares of Common Stock or other securities received in connection with any stock split, stock divided, merger, reorganization, recapitalization, reclassification or other distribution payable or issuable upon the Shares; provided, however, that, for the purposes of this Subscription Agreement, the Shares and/or such other securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act covering such Registerable Securities has been declared effective and such Registerable Securities have been disposed of pursuant to such effective registration statement, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 144A promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer;

                  (ii) Rightsholders. The term "Rightsholder" shall include the undersigned, all successors and assigns of the undersigned, and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights of the transferor-Rightsholder under this Subscription Agreement with respect to the transferred Registerable Securities; provided, however, the term "Rightsholders" shall not include any person or entity after the person or entity has sold, transferred or assigned all of the person's or entity's Registerable Securities; and

                  (iii) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Article 4 shall refer to this
         Article 4 as a whole and not to any particular provision of this
         Article 4, and article, section, subsection, paragraph, clause, schedule and exhibit references are to this Article 4 unless otherwise specified.


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         (b) Required Registration.

                  (i) Requirement to Register. No later than the date (the "Required Filing Date") which is 60 days following the completion of the Private Placement in which any Private Placement Shares are issued and sold pursuant to the Memorandum, the Company shall file a registration statement on an applicable form chosen by the company, in its sole discretion, to register (the "Required Registration") for resale under the Securities Act all of the Registerable Securities. The Company shall have the right to require each Rightsholder to specify the intended method(s) of disposition of the Registerable Securities of such Rightsholder, including, but not limited to, whether or not such distribution or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, the terms of any such underwriting and such other information as the Company may reasonably request.

                  (ii) Number of Required Registrations; Expenses. The Rightsholders shall be entitled, in the aggregate, to one Required Registration, the Registration Expenses (as defined in Section 4(d)) of which, subject to the provisions of Section 4(d), shall be borne by the Company, but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection with any of the Registerable Securities. The Company shall not be deemed to have effected a Required Registration unless and until such Required Registration is declared effective.

                  (iii) Delay in Effecting Required Registration. Notwithstanding anything to the contrary contained in Paragraphs 4(b)(i) and 4(b)(ii), the Company shall not be obligated to effect a Required Registration at any time when the Company, in the good faith judgment of its Board of Directors made no later than 30 days prior to the Required Filing Date, reasonably believes that the filing of the registration statement with respect to the Required Registration, or the offering of securities pursuant to the Required Registration, would be detrimental to the interests of Company or its shareholders. The effectuation of the Required Registration cannot be suspended, pursuant to the provisions of the preceding sentence, for more than 90 days from the Required Filing Date. Notwithstanding anything to the contrary contained in this Paragraph 4(b)(iii), in the event that (A) the Required Registration is not declared effective by the Commission within three months of the Required Filing Date or the Required Registration is suspended following its initial declaration of effectiveness by the Commission for a period in excess of 90 days and
         (B) such failure to be declared effective or suspension is a result of the Company failing to use the Company's commercially best efforts to cause such declaration of effectiveness or to cause the Required Registration not to be suspended, the Company shall pay to the Rightsholder a fee equal to 1% of the Subscription Price, payable for each month (or portion thereof) in which such failure to be declared effective or suspension shall occur. Each such monthly fee shall be due and payable no later than the fifteenth day following the end of the calendar month upon which such fee is calculated.

                  (v) Approval of Underwriter by the Company. If the Required Registration is to involve an underwritten offering, the managing underwriter(s) and each selling agent selected by those Rightsholders participating in each such underwritten offering shall be subject to the written approval of the Company, which approval may not be unreasonably withheld.

         (c) Registration Procedures.

                  (i) Obligations of the Company. The Company will, in connection with any registration pursuant to Section 4(b) hereof, as expeditiously as possible:

                                    (A) prepare and file with the Commission a
                  registration statement under the Securities Act on any appropriate form chosen by the Company, in its sole discretion, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution of such Registerable Securities set forth in all applicable Holder Notices, and use its commercially reasonable best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable; provided, that, at least five business days before filing with the Commission of such registration statement, the Company shall furnish to each Rightsholder whose Registerable Securities are included in such registration statement draft copies of the registration statement, including all exhibits thereto and documents incorporated by reference therein, and, upon the reasonable request of any such Rightsholder, shall continue to provide drafts of such registration statement until filed, and, after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as the Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by the Rightsholder and included in such registration statement; provided, further, the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such Rightsholder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, subject to the provisions of Paragraph 4(b)(iii), that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (1) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (2) any other bona fide corporate purpose, but then only for a period not to exceed 90 days;

                                    (B) prepare and file with the Commission
                  such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to 24 months from the Closing Date; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such 24-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

                                    (C) notify the Rightsholders whose
                  Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by clause (1) of Subparagraph 4(c)(i)(J) hereof cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                                    (D) make commercially reasonable efforts to
                  obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

                                    (E) use commercially reasonable efforts to
                  register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Subparagraph 4(c)(i)(E),
                  (2) subject itself to taxation in any such jurisdiction or (3) take any action which would subject it to general service of process in any such jurisdiction;

                                    (F) make available for inspection by each
                  Rightsholder whose Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any Inspector in connection with such registration statement; provided, that the Rightsholder and Inspector enter into an appropriate non-disclosure agreement with the Company; provided, further, that the Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless
                  (1) the release of the Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (2) the disclosure of the Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter; provided, further, that such Rightsholder or underwriter(s) agree that such Rightsholder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                                    (G) cooperate with the Rightsholder whose
                  Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

                                    (H) comply with all applicable rules and
                  regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (1) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or
                  (2) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement, in each such case, shall satisfy the provisions of
                  Section 11(a) of the Securities Act;

                                    (I) provide a CUSIP number for all
                  Registerable Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;

                                    (J) enter into such customary agreements
                  (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and, in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s),
                  (3) obtain a "cold comfort" letter and updates of such letter from the Company's independent certified public accountants addressed to such Rightsholders and to the underwriter(s), if any, which letter shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and (4) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this Subparagraph 4(c)(i)(J) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

                                    (K) if requested by the holders of a
                  majority of the Registerable Securities included in such registration statement, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

                  (ii) Obligations of Rightsholders. In connection with any registration of Registerable Securities of a Rightsholder pursuant to
         Section 4(b) or 4(c):

                                    (A) The Company may require that each
                  Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

                                    (B) Each Rightsholder, upon receipt of any
                  notice from the Company of the happening of any event of the kind described in clauses (2), (3), (5) and (6) of Subparagraph 4(c)(i)(C) hereof, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (1) of Subparagraph 4(c)(i)(C) hereof, or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; and the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this Subparagraph 4(c)(ii)(B) in any Holder Notice of the Rightsholder or in a separate document executed by the Rightsholder.

         (d) Registration Expenses. All expenses incident to the performance of or compliance with this Subscription Agreement by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are referred to in this Article 4 as "Registration Expenses."

         (e) Indemnification; Contribution.

                  (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney's fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein.

                  (ii) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.

                  (iii) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 4(e) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (A) hereunder, unless the indemnifying party is actually prejudiced thereby, or (B) otherwise than under this Section 4(e). In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
         (A) the indemnifying party has agreed to pay such fees and expenses,
         (B) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (C) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

                  (iv) Contribution. If the indemnification provided for in this
         Section 4(e) from the indemnifying party is unavailable to an indemnified party under this Section 4(e) in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 4(e), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to in this Paragraph 4(e)(iv) shall be deemed to include, subject to the limitation set forth in Paragraph 4(e)(v), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 4(e)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (A) and (B) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (v) Limitation. Anything to the contrary contained in this
         Section 4(e) or in Section 4(f) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

         (f) Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Rules 10b-6 and 10b-7 under the Exchange Act and (ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of this Article 4.

5. Further Assurances. At any time and from time to time after the date hereof, the undersigned shall, without further consideration, execute and deliver to the Company, or such other party as the Company may direct, such other instruments or documents and shall take such other actions as the Company may reasonably request to carry out the transactions contemplated by this Subscription Agreement.

6. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations, warranties and covenants contained in Paragraphs 2(d) through 2(f) and 2(i) through 2(p), and the undersigned hereby agrees to indemnify and hold harmless the Company, and the Company's directors, officers, employees, agents and controlling persons, from and against any and all loss, damage or liability due to or arising out of a breach by the undersigned of any of such referenced representations, warranties and covenants. Nothing contained in this Article 6 shall be deemed a waiver of the rights of the Company with respect to a breach of any other representation, warranty, covenant or agreement of the undersigned contained in this Agreement.

7. Miscellaneous.

         (a) Survival of Warranties. The warranties and representations contained or made pursuant to this Subscription Agreement will survive the execution and delivery of this Subscription Agreement and the closing of the transactions contemplated by this Subscription Agreement, including, but not limited to, the making of the Subscription and issuance of the Shares.

         (b) Successors and Assigns. The rights, benefits, duties and obligations of the parties to this Agreement may not be assigned by such assigning party without the prior written consent of the other party. The terms and conditions of this Subscription Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Subscription Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Subscription Agreement, except as expressly provided in this Subscription Agreement.

         (c) Governing Law. This Subscription Agreement will be governed by, and construed and enforced in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof. The parties hereto do hereby consent and submit to the venue and jurisdiction of the state and federal courts sitting in the State of New York, County of Westchester, as the sole and exclusive forum for such matters of dispute, and further agree that, in the event of any action or suit as to any matters of dispute between the parties, service of any process may be made upon the other party in the same manner as the giving of notices under Section 7(f) of this Subscription Agreement.

         (d) Counterparts. This Subscription Agreement may be signed in counterparts, any one of which will be deemed to be an original and all of which, when taken together, will constitute one and the same agreement.

         (e) Titles and Subtitles. The titles and subtitles used in this Subscription Agreement are for convenience only and are not to be considered in construing or interpreting this Subscription Agreement.

         (f) Notices. All requests, demands, notices and other communications required or otherwise given under this Subscription Agreement shall be sufficiently given if (a) delivered by hand against written receipt therefor,
(b) forwarded by overnight courier requiring acknowledgment of receipt or (c) mailed by postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

         If to the Company, to: Donald Rabinovitch, President
                                David Vozick, Chairman of the Board
                                AFP Imaging Corporation
                                250 Clearbrook Road
                                Elmsford, New York 10523

                with a copy to: Keith S. Braun, Esq.
                                Snow Becker Krauss P.C.
                                605 Third Avenue
                                New York, New York 10158-0125

         If to the undersigned, to:  The undersigned at the mailing address set forth in the Execution Section of this
                                     Subscription Agreement.

or, in the case of any of the parties hereto, at such other address as such party shall have furnished in writing, in accordance with this Section 7(f), to the other parties hereto. Each such request, demand, notice or other communication shall be deemed given (i) on the date of delivery by hand, (ii) on the first business day following the date of delivery to an overnight courier or
(iii) three business days following mailing by registered or certified mail.

         (g) Amendment and Waivers. Any amendment to this Subscription Agreement will not be effective unless the same is in writing and signed by all of the parties to this Subscription Agreement. The waiver by a party of a breach of any provision of this Subscription Agreement by another party must be in writing and shall not operate or be construed as a waiver of any subsequent breach by such other party.

         (h) Severability. If one or more provisions of this Subscription Agreement are held to be unenforceable under applicable law, such provision will be excluded from this Subscription Agreement and the balance of this Subscription Agreement will be interpreted as if such provision were excluded and will be enforceable in accordance with its terms.

         (i) Entire Agreement. This Subscription Agreement amends, supplements and restates all agreements or understandings, of whatever nature, whether oral or written, between and among the parties hereto, including affiliates thereof, related in any way to, or arising under, the Private Placement and Subscription and constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof.

         (j) Proper Construction. The language of all parts of this Subscription Agreement shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the parties. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Subscription Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. As used in this Agreement, the term "or" shall be deemed to include the term "and/or" and the singular or plural number shall be deemed to include the other whenever the context so indicates or requires.

         (k) Further Assurances. Each party agrees to do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the transactions contemplated by this Subscription Agreement.

         (l) Legal Representation of the Undersigned. The undersigned acknowledges that (i) the undersigned has read this Subscription Agreement in its entirety, as well as the Memorandum (including all exhibits to the Memorandum), (ii) the undersigned has either (A) consulted with legal counsel and other professionals of the undersigned's own choosing or (B) has chosen to forego such consultation after being advised to seek such consultations and
(iii) the undersigned understands the terms and consequences of entering into this Subscription Agreement and is fully aware of the legal and binding effect of entering into this Subscription Agreement.

THE PRIVATE PLACEMENT SHARES HAVE NOT BEEN REGISTERED OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT OR THE AGREEMENTS AND DOCUMENTS REFERRED TO OR INCORPORATED BY REFERENCE HEREIN (COLLECTIVELY, THE "PRIVATE PLACEMENT DOCUMENTS"). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE PRIVATE PLACEMENT SHARES ARE BEING OFFERED BY THE COMPANY IN RELIANCE UPON AN EXCEPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WHICH EXEMPTION DEPENDS UPON THE EXISTENCE OF CERTAIN FACTS, INCLUDING, BUT NOT LIMITED TO, THE REQUIREMENTS THAT THE PRIVATE PLACEMENT SHARES ARE NOT BEING OFFERED THROUGH GENERAL ADVERTISING OR GENERAL SOLICITATION, ADVERTISEMENTS OR COMMUNICATIONS IN NEWSPAPERS, MAGAZINES OR OTHER MEDIA, OR BROADCASTS ON RADIO OR TELEVISION, AND THAT THE PRIVATE PLACEMENT DOCUMENTS SHALL BE TREATED AS CONFIDENTIAL BY THE PERSONS TO WHOM IT IS DELIVERED. ANY DISTRIBUTION OF THE PRIVATE PLACEMENT DOCUMENTS OR ANY PART OF THE PRIVATE PLACEMENT DOCUMENTS OR DIVULGENCE OF ANY OF ITS CONTENTS SHALL BE UNAUTHORIZED.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE PRIVATE PLACEMENT, INCLUDING THE MERITS AND RISKS INVOLVED. THE PRIVATE PLACEMENT SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE PRIVATE PLACEMENT DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE PRIVATE PLACEMENT SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. IN ADDITION, THE CERTIFICATES REPRESENTING THE PRIVATE PLACEMENT SHARES WILL BEAR A LEGEND TO SUCH EFFECT AS SET FORTH IN THIS SUBSCRIPTION AGREEMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR CALIFORNIA RESIDENTS:

THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATION OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATION CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

             IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement as of the date set forth below the undersigned's signature in the Execution Section to this Subscription Agreement.

               EXECUTION SECTION FOR SUBSCRIPTION BY INDIVIDUALS


I.       SUBSCRIPTION AMOUNT:

             The undersigned subscribes to purchase _________ Shares at the Subscription Price of $1.80 per Share.

II.      SUBSCRIBER STATUS:

         The undersigned is (check appropriate box and, if applicable, fill in state with jurisdiction over custodial account):

o INDIVIDUAL OWNER (One signature required below). Note: In community property states, both spouses are required to sign below, whether or not being listed as co-subscribers.

o HUSBAND AND WIFE AS TENANTS BY THE ENTIRETY (Husband and wife are both required to sign below).

o TWO OR MORE INDIVIDUALS AS TENANTS IN COMMON (All tenants are required to sign below).

o TWO OR MORE INDIVIDUALS AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (All tenants are required to sign below).

o CUSTODIAL ACCOUNT UNDER UNIFORM GIFTS TO MINORS ACT OF THE STATE OF ___________________________________________________ (Fill in state).

III.     INFORMATION AS IT IS TO APPEAR ON THE COMPANY RECORDS:

Name of
Subscriber(s): (1)   ___________________________________________________________

               (2)   ___________________________________________________________

Social Security Number (for use in all notifications
and reports to governmental taxing authorities):     ___________________________

State(s) of Permanent Residence:  (1)     ______________________________________

                                  (2)      _____________________________________

Mailing Address:    ____________________________________________________________

                    ____________________________________________________________

                    ____________________________________________________________

Telephone Number:   ____________________________________________________________

Facsimile Number:   ____________________________________________________________

IV.      INVESTOR STATUS (check all appropriate boxes):

         The undersigned is an accredited investor, as such term is defined under Regulation D, by reason of the fact that the undersigned is:

         o An individual whose net worth(1) (or joint net worth with my spouse, if greater) exceeds $1,000,000.

         o An individual with income(2) in excess of $200,000, or joint income together with my spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

         o     A director or executive officer of the Company.

         o An entity in which all of the equity owners are accredited investors, as defined in Regulation D. (The Company has the right to request the names of each such accredited investor equity owners and to require such person(s) to complete a Qualified Purchaser Questionnaire prior to the Company's acceptance of the undersigned's subscription.)

----------------------

         (1) For purposes of this Subscription Agreement, net worth shall be deemed to include all of the investor's assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities), minus any liabilities (including such items as home mortgages and other debts and liabilities).

         (2) For purposes hereof, the term "income" is not limited to "adjusted gross income" as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing "adjusted gross income." For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source, including unearned income, is a fair measure of "income" for purposes hereof. For investors who are self-employed, "income" is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

V.       SIGNATURE(S):

Signature(s) of Subscriber(s):   (1)     _______________________________________

                                         (2)      ______________________________

Signature of Non-Subscribing Spouse (Community Property States Only):

                                         (1)      ______________________________

                                         (2)      ______________________________


Date:  _______________________________________, 2006

              EXECUTION SECTION FOR SUBSCRIPTION BY NON-INDIVIDUALS

I.       SUBSCRIPTION AMOUNT:

             The undersigned subscribes to purchase _________ Shares at the Subscription Price of $1.80 per Share.

II.      SUBSCRIBER STATUS:

             The undersigned is (check appropriate box and, if applicable, fill in state with jurisdiction over custodial account):

o CORPORATION (Please include certified corporate resolution authorizing signature).

o        PARTNERSHIP.

o        TRUST.

o        LIMITED LIABILITY COMPANY.

o        LIMITED LIABILITY PARTNERSHIP.

o OTHER (Including Employment Benefit Plans and Trusts, Individual Retirement Accounts, and KEOUGH Plans).

III.     INFORMATION AS IT IS TO APPEAR ON THE COMPANY RECORDS:

Name of
Subscriber:    _________________________________________________________________

Federal Taxpayer Identifying Number:      ______________________________________

State of Incorporation or Organization:   ______________________________________

State of Principal Place of Business:     ______________________________________

Mailing Address:  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

Telephone Number: ______________________________________________________________

Facsimile Number: ______________________________________________________________

IV. INVESTOR STATUS (check all appropriate boxes and, if applicable, provide all information requested):

             The undersigned is an accredited investor, as such term is defined under Regulation D, by reason of the fact that the undersigned is:

     o A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under
          Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and having total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser; an employee benefit plan within the meaning of ERISA and having total assets in excess of $5,000,000.

     o An employee benefit plan within the meaning of ERISA which is a self-directed plan, with investment decisions made solely by the following persons who are accredited investors, as defined in Regulation D:

          ______________________________________________________________________

          ______________________________________________________________________

     o A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

     o An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     o A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring any shares of Common Stock, whose purchase is directed by the following sophisticated person meeting the description set forth in Rule 506(b)(2)(ii) of Regulation D:

          ______________________________________________________________________


     o An entity in which all of the equity owners are accredited investors, as defined in Regulation D. (The Company has the right to request the names of each such accredited investor equity owners and to require such person(s) to complete a Qualified Purchaser Questionnaire prior to the Company's acceptance of the undersigned's subscription.)

V.       SIGNATURE(S)

             The undersigned corporate officer, partner, trustee or fiduciary certifies that the undersigned has full power and authority from all requisite stockholders, partners, co-trustees, co-fiduciaries of the subscribing entity named above to execute this Subscription Agreement on behalf of the subscribing entity and to make the representations, warranties and agreements made herein on its and their behalf and that investment in the Shares has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the subscribing entity.

By: _______________________________________       By: _______________________________________
      (Signature of Authorized Signatory)              (Signature of Authorized Co-Signatory)


    _______________________________________           _______________________________________
        (Name of Authorized Signatory)                   (Name of Authorized Co-Signatory)


    _______________________________________           _______________________________________
        (Title of Authorized Signatory)                  (Title of Authorized Co-Signatory)


Date:    _______________________________________, 2006


                                 ACCEPTANCE PAGE
                        (To be completed by the Company)


SUBSCRIPTION AND SUBSCRIPTION AGREEMENT ACCEPTED AND AGREED TO:

Aggregate number of Shares for
which the Subscription is accepted:                       $________________


AFP Imaging Corporation


By:    ___________________________________________________
                 Donald Rabinovitch, President


Dated: ______________________________, 2006